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                              ING SERIES FUND, INC.

                      Supplement Dated July 1, 2005 to the

       ING Domestic Equity Growth Funds, ING Domestic Equity Index Funds, ING Domestic Equity Value Fund, ING Domestic Equity and Income Funds and
                         ING Strategic Allocation Funds
             Classes A, B and C Prospectus dated September 30, 2004

                             ING Fixed Income Funds
               Classes A, B and C Prospectus dated August 1, 2004

            ING Global Equity Fund and ING International Equity Fund
                Classes A, B and C Prospectus dated March 1, 2005

Effective immediately, the Funds are limiting purchase orders in Class C shares. All purchases from an individual investor in excess of $1,000,000 of Class C shares will be declined. To reflect this change, as well as provide additional discussion of different share class options, the sixth, seventh, eighth and ninth paragraphs in the section entitled "Shareholder Guide - Choosing a Share Class - ING Purchase Options" are deleted and replaced by the following:

     When choosing between classes, you should carefully consider:

          -    how long you plan to hold the Fund;
          -    the amount of your investment;
          - the expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and
          -    whether you qualify for any sales charge discounts.

     The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

     Class B shares and Class C shares are not intended for purchase in excess of $100,000 and $1,000,000, respectively. Purchase orders from an individual investor for Class B shares and Class C shares in excess of $100,000 and $1,000,000, respectively, will be declined.

     Because the Funds may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class B shares or Class C shares does not exceed the maximum of $100,000 or $1,000,000, respectively. The Funds cannot ensure that they will identify purchase orders that would cause your investment in Class B shares or Class C shares to exceed the maximum allowed amount.

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     When investing through such arrangements, you and/or your investment professional should be diligent in determining that you have selected the correct share class for you.

     You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Each Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares is right for you with your investment professional and review the prospectus for those funds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE